LIBERTY GROWTH & INCOME FUND

                           Supplement to Prospectuses
                 For Class A, B and C Shares and Class Z Shares
                             Dated November 1, 2002

The section MANAGING THE FUND; PORTFOLIO MANAGER is revised to read as follows:

Scott B. Schermerhorn, a senior vice president of Colonial, has managed the Fund since January 2003 and has co-managed the Fund since August 2000. Mr. Schermerhorn has managed various other funds for Colonial since October 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May 1996 to October 1998, where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund, as well as other institutional accounts.


                                                               January 21, 2003